UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007

EasyLink Services International Corporation
 (Exact name of registrant as specified in its charter)

Delaware	000-24996	13-3645702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 The Corners Parkway, Suite 100 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 533-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 26, 2007, EasyLink Services International Corporation (the “Company”) dismissed Tauber & Balser, P.C. (“Tauber & Balser”) as the Company’s independent registered public accounting firm and appointed Friedman LLP, an accounting firm based in East Hanover, New Jersey, as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2008. The change was recommended by the Audit Committee of the Board of Directors of the Company.

The Company appointed Tauber & Balser on January 13, 2005 as the independent accountant for the Company for the fiscal year ended July 31, 2005. The report of Tauber & Balser relating to the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and through October 26, 2007, there were no disagreements with Tauber & Balser on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tauber & Balser, would have caused Tauber & Balser to make reference to the subject matter of the disagreement in their reports on the financial statements of the Company. During the two most recent fiscal years and through October 26, 2007, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of these disclosures to Tauber & Balser and requested that Tauber & Balser provide a letter to the Company, addressed to the Securities and Exchange Commission, stating whether Tauber & Balser agrees with the above statements, and if not, stating the respects in which Tauber & Balser does not agree. At the time of this filing, Tauber & Balser had not yet provided the Company with such a letter. However, the Company will file a copy of such letter by amendment to this Current Report on Form 8-K within the time period set forth in Item 304(a)(3) of Regulation S-K.

During the two most recent fiscal years and through October 26, 2007, neither the Company nor anyone on its behalf consulted Friedman LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Friedman LLP with respect thereto; or (ii) any matter that was either the subject of a disagreement or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By: /s/ Glen E. Shipley
       Glen E. Shipley
       Chief Financial Officer

Dated: October 26, 2007

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